CONCENTRATIONS OF RISK	12 Months Ended
Sep. 30, 2024
CONCENTRATIONS OF RISK
CONCENTRATIONS OF RISK

NOTE 12. CONCENTRATIONS OF RISK

(a) Exchange rate risk

The value of RMB against the U.S. dollar and other currencies may fluctuate and is affected by, among other changes in political and economic conditions and the foreign exchange policy adopted by the PRC government. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the U.S. dollar in the future. There remains significant international pressure on the PRC government to adopt a more flexible currency policy, which could result in greater fluctuation of the RMB against the U.S. dollar. The Company is a holding company and it relies on dividends paid by the Company’s operating subsidiaries in China for its cash needs. Any significant revaluation of the RMB may materially and adversely affect its liquidity and cash flows. To the extent that the Company needs to convert U.S. dollars into RMB for its operations, appreciation of the RMB against the U.S. dollar would have an adverse effect on the RMB amount the Company would receive. Conversely, if the Company decides to convert RMB into U.S. dollars for other business purposes, appreciation of the U.S. dollar against the RMB would have a negative effect on the U.S. dollar amount the Company would receive.

As the Company has disposed of all its foreign subsidiaries during the prior year, its exposure to foreign currency exchange risk has been reduced to low. This is because the Company no longer needs to engage in transactions denominated in RMB.

(b) Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty raising liquid funds to meet commitments as they fall due. The Company continues to focus on increasing its revenue through the sale of consumer health care products on its online platform,  and obtaining financing from its shareholders or directors.

(c) Accrued product liability

The Company records accruals for product liability when deemed probable and estimable based on facts and circumstances, and prior claims experience. Accruals for product credit are valued based upon the Company’s prior claims experience, including defective goods and goods lost in transit. We have experienced an insignificant amount of goods returned and claims from goods lost in transit in the past, so our product liability is insignificant; therefore, Management believes product liability accrual as at September 30, 2024, and 2023, is not required.

(d) Concentration of customers and vendors

For the year ended September 30, 2024, there is one single customer who accounted for 16.91% of the Company’s revenue and there is one single customer who accounted for 25.60% of the Company’s revenue for the year ended September 30, 2023.

100% and 74% of the Company's revenue has been generated on the Amazon platform for the years ended September 30, 2024 and 2023 respectively.

For the year ended September 30, 2024, two vendors accounted for 40% and 58% of the Company’s total cost of sales, and for the year ended September 30, 2023, two vendors accounted for 10.85% and 11.72 % of the Company’s total cost of sales.